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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

               __________________________________



                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 17, 1999




                UNIFIED FINANCIAL SERVICES, INC.
     (Exact name of registrant as specified in its charter)


         DELAWARE             0-22629               35-1797759
     (State or other     (Commission File        (I.R.S. Employer
     jurisdiction of          Number)             Identification
      organization)                                   Number)


            431 NORTH PENNSYLVANIA STREET
                INDIANAPOLIS, INDIANA                46204-1873
     (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: (317) 917-7001

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ITEM 5.  OTHER EVENTS.

         In September 1999, Unified Financial Services, Inc. (the "Company") entered into negotiations to acquire Medical Acceptance Corporation
("MAC"), a Kentucky corporation that specializes in healthcare self-pay and balance billing accounts. On November 17, 1999, following commencement of its due diligence, the Company terminated its negotiations with MAC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired

                 None

         (b)     Pro Forma Financial Information:

                 None

         (c)     Exhibits

                 None

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2000

                              UNIFIED FINANCIAL SERVICES, INC.


                              By:  /s/ David F. Morris
                                 ---------------------------------------
                                  David F. Morris, Senior Vice President


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